UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2007

Natrol, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24567	95-3560780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21411 Prairie Street, Chatsworth, CA 91311
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  818-739-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 0THER EVENTS

On September 17, 2007, Natrol, Inc. (the “Company”)issued a press release announcing that its 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”) is expected to be held on December 3, 2007, at 8:30 a.m. Pacific Time, at the Company’s corporate headquarters located at 21411 Prairie Street, Chatsworth, California. The Board of Directors of the Company has set the close of business on October 19, 2007 as the record date for the meeting. The Company expects to mail a definitive proxy statement relating to the 2007 Annual Meeting on or about November 2, 2007 to the stockholders of record as of the record date.

Rule 14a-8 Stockholder Proposal Deadline

The 2007 Annual Meeting date represents a change of more than 30 days from the anniversary of the Company’s 2006 Annual Meeting of Stockholders. As a result, the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in the Company’s proxy materials for the 2007 Annual Meeting. The new deadline for delivering stockholder proposals to the Company is the close of business on October 2, 2007. Such proposals should be delivered to: Natrol, Inc. 21411 Prairie Street, Chatsworth, California 91311, Attention: Corporate Secretary. The Company recommends that such proposals be sent by certified mail, return receipt requested. Such proposals will also need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in the Company’s proxy materials, and may be omitted if not in compliance with applicable requirements.

By-Laws Advance Notice Deadline

In accordance with the requirements for advance notice set forth in the Company’s By-Laws, in order for a stockholder proposal submitted outside of Rule 14a-8 (which may not be included in the Company’s proxy materials) or a director nomination to be considered timely, such proposal or nomination must be received by the Corporate Secretary by the close of business on October 2, 2007 at the address noted above.  The press release constitutes public announcement of the date of mailing of the notice for the 2007 Annual Meeting for purposes of Section 2 of the Company’s By-Laws. The text of the press release is filed as Exhibit 99 .1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01  Financial Statements and Exhibits

(d)                                 EXHIBITS

Exhibit No.	Description
99.1	Press Release dated September 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2007	NATROL, INC.

	By:	/s/ Dennis R. Jolicoeur
Dennis R. Jolicoeur
Chief Financial Officer,
Treasurer and
Executive Vice President